UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 12 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 2, 2002

                          Commission File Number 1-6227

                          LEE ENTERPRISES, INCORPORATED
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Delaware                                         42-0823980
--------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)


                    215 N. Main Street, Davenport, Iowa 52801
                    -----------------------------------------
                    (Address of Principal Executive Offices)

                                 (563) 383-2100
               --------------------------------------------------
               Registrant's telephone number, including area code


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Lee Enterprises, Incorporated (the "Company"), has dismissed McGladrey & Pullen, LLP as its independent accountant, effective June 30, 2002.

         In connection with the audits of the two most recent fiscal years, and during the interim period prior to the dismissal, there have been no disagreements with the former accountant on any matter or accounting principle or practice, financial statement disclosure, or auditing scope or procedure.

         The former accountant's report on the consolidated financial statements of the Company for each of the past two years was unqualified.

         The Company has appointed Deloitte & Touche LLP ("Deloitte") as its new independent accountant, effective July 1, 2002. During the Company's two most recent fiscal years and during the interim period prior to the appointment, there have been no consultations with the newly appointed accountant with regard to either the application of accounting principles as to any specific transaction, either completed or proposed; the type of audit opinion that would be rendered on the Company's financial statements; or any matter of disagreement with the former accountant.

         Deloitte was previously appointed by the Company to perform audits of the combined financial statements of the Newspaper Properties of Howard Publications, Inc. for the eleven months ended March 31, 2002 and years ended April 30, 2001 and 2000, which business was acquired by the Company in April 2002. Deloitte has also performed income tax consulting services for the Company from time to time.

         The decision to change independent accountants was recommended by the Audit Committee of the Company's Board of Directors and approved by the Company's Board of Directors.

         The Company provided McGladrey & Pullen, LLP with a copy of the foregoing disclosures in advance of the day that these disclosures were filed by the Company with the Securities and Exchange Commission. Attached as Exhibit 16 is a copy of McGladrey & Pullen, LLP's letter, dated July 2, 2002, stating its agreement with such statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         C.  Exhibits:

             16   Former Independent Accountant's Letter.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        LEE ENTERPRISES, INCORPORATED



Date:  July 2, 2002                     /s/ Carl G. Schmidt
                                        ----------------------------------------
                                        Carl G. Schmidt
                                        Vice President, Chief Financial Officer,
                                        and Treasurer


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EXHIBIT INDEX

  Exhibit
  Number        Exhibit

     16         Former Accountant's Letter





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